UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported): September 25, 2003
                             Viastar Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

      Nevada                          000-28485                   88-0380343
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 (State or other                     (Commission                (IRS Employer
  jurisdiction                       File Number)           Identification No.)
 of incorporation)

   2451 W. Birchwood Avenue, Suite 105                              85202
                 Mesa , AZ
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(Address of principal executive offices)                          (Zip Code)

                                 (480)-894-0311
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              (Registrant's telephone number, including area code)


                                      N/A
                    -----------------------------------------
           Former name or former address, if changed since last report



Item 5. Other Events

On September 25, 2003, Gennaro Buonocore resigned and Chief Executive Officer of Viastar Holdings, Inc. (the "Company"). On September 25, 2003, the Board of Directors appointed John D. Aquilino to replace Mr. Buonocore as Chief Executive Officer of the Company until such time as his resignation or removal. Mr.
Aquilino shall continue to also serve as the President of the Company. Mr. Buonocore shall remain the Chairman of the Board of Directors of the Company.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2003                        Viastar Holdings, Inc.


                                            By: /s/ John D. Aquilino
                                         -------------------------------------
                                          , Chief Executive Officer, President